UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2013

Discovery Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34177	35-2333914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Discovery Place Silver Spring, Maryland		20910
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 240-662-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 19, 2013, Discovery Communications, LLC (“DCL”) completed its registered offering of $350 million aggregate principal amount of its 3.250% Notes due 2023 (the “2023 Notes”) and $850 million aggregate principal amount of its 4.875% Notes due 2043 (the “2043 Notes” and together with the 2023 Notes, the “Notes”). The Notes were sold in an underwritten public offering pursuant to an underwriting agreement, dated as of March 12, 2013, among DCL, Discovery Communications, Inc. (“Discovery”) and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Credit Suisse Securities (USA) LLC, as the representatives of the several underwriters named therein.

The 2023 Notes bear interest at a rate of 3.250% per year and will mature on April 1, 2023. The 2043 Notes bear interest at a rate of 4.875% per year and will mature on April 1, 2043. Interest on the 2023 Notes is payable on April 1 and October 1 of each year, beginning on October 1, 2013. Interest on the 2043 Notes is payable on April 1 and October 1 of each year, beginning on October 1, 2013.

DCL may, at its option, redeem some or all of the Notes at any time by paying a make-whole premium, plus accrued and unpaid interest, if any, to the date of repurchase. The Notes are unsecured and rank equally in right of payment with all of DCL’s other unsecured senior indebtedness. The Notes are fully and unconditionally guaranteed on an unsecured and unsubordinated basis by Discovery.

The Notes were issued pursuant to an indenture, dated as of August 19, 2009, as supplemented by a fifth supplemental indenture, dated as of March 19, 2013, among DCL, Discovery and U.S. Bank National Association, as trustee. The indenture and the fifth supplemental indenture contain certain covenants, events of default and other customary provisions.

The foregoing descriptions of the Notes, the indenture and the fifth supplemental indenture are summaries only and are qualified in their entirety by reference to the full text of such documents. The indenture, which was filed as Exhibit 4.1 to Discovery’s Current Report on Form 8-K on August 19, 2009 and the fifth supplemental indenture, which is attached hereto as Exhibit 4.1, are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

4.1	Fifth Supplemental Indenture, dated as of March 19, 2013, among Discovery Communications, LLC, Discovery Communications, Inc. and U.S. Bank National Association, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2013	DISCOVERY COMMUNICATIONS, INC.

	By:	/s/ Andrew Warren
	Name:	Andrew Warren
	Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

4.1	Fifth Supplemental Indenture, dated as of March 19, 2013, among Discovery Communications, LLC, Discovery Communications, Inc. and U.S. Bank National Association, as trustee.